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                                                                    EXHIBIT 10.5




                               SUBLEASE AGREEMENT


         THIS SUBLEASE AGREEMENT (this "Agreement"), effective as of January 1, 1997, is by and between The Millers Mutual Fire Insurance Company, a Texas mutual insurance company (the "Sublessor"), and MiliRisk, Inc., a Texas corporation (the "Sublessee").

                              W I T N E S S E T H:

         WHEREAS, Sublessor has entered into certain lease agreements as a lessee as further described in Schedule 1 attached hereto (the "Lease Agreements") for the benefit of Sublessee for furniture, equipment, and other personal property (the "Leased Property"); and

         WHEREAS, Sublessor desires to sublet the Leased Property and assign the Lease Agreements to Sublessee and Sublessee is willing to accept the assignment of the Lease Agreements and take possession of the Leased Property;

         NOW, THEREFORE, IT IS AGREED by and between the parties hereto as follows:

         1. Subject to the approval of certain lessors as required under the Lease Agreements (the "Lessors"), Sublessor does hereby assign and transfer to Sublessee each Lease Agreement and Sublessee does hereby accept the assignment and transfer of each Lease Agreement.

         2. Sublessor shall secure, as necessary, from the Lessors their consent to the assignment and transfer of the Lease Agreements to Sublessee.

         3. Subject to the terms of this Agreement, Sublessee agrees to fully perform the terms and conditions of each Lease Agreement upon receipt of the subject Leased Property.

         4. Unless the Lessor's consent to the assignment and transfer of a Lease Agreement is required, Sublessee shall commence making lease payments to the Lessor and
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             performing the other terms and conditions of the Lease Agreement immediately after the date Sublessee takes possession of the Leased Property. If the Lessor's consent is required, Sublessee shall commence making lease payments to the Lessor and performing the other terms and conditions of the Lease Agreement immediately after the date Sublessee is permitted by the Lessor to take possession of the Leased Property. In the event that Sublessee's possession is other than the first of the month, then the first lease payment shall be prorated for the number of days of Sublessee's occupancy.

         5. Sublessee agrees to hold Sublessor harmless from any and all claims under the Lease Agreements by the Lessors.

         6. Sublessee agrees to abide by all applicable insurance clauses and agrees that it will name Sublessor as an additional insured on any liability policies issued pursuant to the Lease Agreements and further agrees to hold Sublessor harmless from any and all claims for injury to person or property as required under the terms of the Lease Agreements.

         7. Sublessee agrees that Sublessee shall pay to the Lessors when due all lease payments and all other monetary obligations as set forth in the Lease Agreements.

         8. As the Sublessor enters into new lease agreements for the benefit of Sublessee for furniture, equipment, or other personal property after the effective date of this Agreement, if Sublessee approves the terms of each such lease agreement, then each such lease agreement shall become a "Lease Agreement" under this Agreement and Schedule 1 hereto shall be deemed amended to include each such lease agreement.



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         9.  This Agreement shall be binding upon the parties hereto and their successors and assigns.

         10. All notices to a party hereto shall be in writing and shall be deemed to have been adequately given if delivered in person or mailed, postage prepaid and registered or certified mail:

         If to Sublessee:             MiliRisk, Inc.
                                      300 Burnett Street
                                      Fort Worth, Texas  76102-2799
                                      Attn.:  Terry G. Gaines

         If to Sublessor:             The Millers Mutual Fire Insurance Company
                                      300 Burnett Street
                                      Fort Worth, Texas  76102-2799
                                      Attn.:  Joy J. Keller

         11. This Agreement constitutes the entire agreement between the parties, and all representations, understandings, warranties and agreements with reference to the subject matter hereof have been expressed herein.

         12. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         13. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.





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         IN WITNESS WHEREOF, the parties have executed this instrument under seal to be effective as of the date first set forth above.

SUBLESSEE:                              SUBLESSOR:

MILIRISK, INC.                          THE MILLERS MUTUAL FIRE
                                        INSURANCE COMPANY


By:                                     By:
   ---------------------------------       ----------------------------------
Name:                                   Name:
     -------------------------------         --------------------------------
Title:                                  Title:
      ------------------------------          -------------------------------




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